UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2006
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                          WESTERN PLAINS ENERGY, L.L.C.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Kansas                     0-50714               48-1247506
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  (State or other jurisdiction of     (Commission File       (I.R.S. Employer
   incorporation or organization)         Number)          Identification No.)


                      3022 County Road 18, Oakley, KS 67748
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number including area code: (785) 672-8810
                                                           --------------

          _____________________________________________________________
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

     On April 18, 2006, the Board of Managers of Western Plains Energy, LLC declared a cash distribution of $1,400 per outstanding membership unit to each member, or a total of $5,721,000. The distribution was made in compliance with the covenants of the Company's Credit Agreement with AgCountry Farm Credit Services, FLCA, as amended, and the distribution was paid on April 21, 2006.


Cautionary Statement for Purposes of the "Safe Harbor "Provisions of the Private Securities Litigation Reform Act of 1995.
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     The matters discussed in this report on Form 8-K, when not historical matters, are forward-looking statements that involve a number of risks and uncertainties that could cause actual results to differ materially from projected results. Such factors include, among others, the willingness and ability of third parties to honor their contractual obligations, the availability of equipment and qualified personnel, the decisions of third parties over which the Company has no control, commodity prices, environmental and government regulations, availability of financing, judicial proceedings, force majeure events, and other risk factors as described from time to time in the Company's filings with the SEC. Many of these factors are beyond the Company's ability to control or predict. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events, or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WESTERN PLAINS ENERGY, L.L.C.


Date:  May 5, 2006                          By:  /s/ Steven R. McNinch
                                                 -------------------------------

                                            Name:  Steven R. McNinch
                                                   -----------------------------

                                            Title:  General Manager
                                                   -----------------------------